UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

May 19, 2011

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2140 North Miami Avenue Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 19, 2011, IVAX Diagnostics, Inc. issued a press release announcing that it has postponed its Annual Meeting of Stockholders, originally scheduled for 10:00 a.m. on Friday, May 20, 2011, in order to give it more time to solicit additional proxies in support of the proposals to come before the Annual Meeting of Stockholders, and that it has rescheduled the Annual Meeting of Stockholders for 10:00 a.m. on Friday, June 10, 2011. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 99.1 –

Press Release dated May 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

Dated:  May 19, 2011

By:/s/ Kevin D. Clark

Kevin D. Clark,

Chief Executive Officer,

Chief Operating Officer and

President

EXHIBIT INDEX

Exhibit

Description

99.1

Press Release dated May 19, 2011